UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

VIASPACE GREEN ENERGY INC.

(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	000-54514 (Commission File Number)	N/A (IRS Employer Identification No.)

131 Bells Ferry Lane, Marietta, Georgia, 30066

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (678) 805-7472

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 19, 2013, the Registrant issued a press release discussing reported financial results for the year ended December 31, 2012.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.       Description

99.1                  Press Release dated April 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Green Energy Inc.

April 19, 2013	By:	/s/ Stephen J. Muzi
	Name:	Stephen J. Muzi
	Title:	Chief Financial Officer